                                                                    Exhibit 99.1



                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF: 98-ADM-1
                        The Bank of New York, as Trustee under the
                        Lehman Corporate Bond Backed
                        Class A-1 Certificates
                        CUSIP NUMBER:  219-87H-AS4


in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                         June 15, 1998

INTEREST ACCOUNT
Balance as of               March 30, 1998                                                                        0
      Schedule Income received on securities....................................                            2285681
      Unscheduled Income received on securities.................................                                  0
      Schedule Interest received from Swap Counterparty.........................                                  0
      Unscheduled Interest received from Swap Counterparty......................                                  0
      Interest Received on sale of Securties....................................                                  0
LESS:

      Distribution to Beneficial Holders........................................    1647580
      Distribution to Swap Counterparty.........................................          0
      Trustee Fees..............................................................       2250
      Fees allocated for third party expenses............................               750
Balance as of             February 2, 1998                           Subtotal                                635101


PRINCIPAL ACCOUNT
Balance as of               August 1, 1998                                                                        0
      Scheduled Principal payment received on securities........................                                  0
      Principal received on sale of securities..................................                                  0
LESS:

      Distribution to Beneficial Holders........................................     635101
      Distribution to Swap Counterparty.........................................          0
Balance as of             February 2, 1998                           Subtotal                                635101
                                                                     Balance                                      0
                        UNDERLYING SECURITIES HELD AS OF February 2, 1998

Principal                                  Title of Security
Amount                                     ARCHER-DANIELS-MIDLAND CORP
           65775000                        CUSIP# : 039-483-AP7

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